UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      Form 8-K


                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report:                    November 18, 1999
               Date of earliest event reported:   November 18, 1999


                           Commission file number 1-655


                                MAYTAG CORPORATION

          A Delaware Corporation       I.R.S. Employer Identification No.
                                    42-0401785


                  403 West Fourth Street North, Newton, Iowa 50208


                    Registrant's telephone number:  515-792-7000



                                        N/A
          (Former name or former address, if changed since last report.)
















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     Item 5.  Other Events

     On November 18, 1999, Maytag Corporation announced the resignation of its Chief Financial Officier and other changes in staff to fill out its senior team.

     A copy of the Company's press release issued November 18, 1999, is attached as Exhibit 99(a) and is incorporated herein by reference.

     Item 7.  Financial Statements and Exhibits

     (c)Exhibits.

     The exhibits accompanying this report are listed in the accompanying
     Exhibit Index.





































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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
     Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             Maytag Corporation
                                             (Registrant)

                                             By:   s/s G. J. Pribanic

                                             G. J. Pribanic
                                             Chief Financial Officer



               November 18, 1999
                  (Date)

































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     EXHIBIT INDEX

     The following exhibit is filed herewith.


     Exhibit No.              Exhibit

     99(a)               Press Release.












































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